F’14 Q2 Financial Results February 20, 2014

2 FORWARD-LOOKING STATEMENTS 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: Implementation of the Workplace Safety strategy; the length or severity of the current worldwide economic downturn or timing or strength of a subsequent recovery; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, healthcare and transportation; future competition; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady's ability to retain significant contracts and customers; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; risks associated with obtaining governmental approvals and maintaining regulatory compliance; Brady's ability to develop and successfully market new products; risks associated with identifying, completing, and integrating acquisitions; risks associated with divestitures and businesses held for sale; risks associated with restructuring plans; environmental, health and safety compliance costs and liabilities; risk associated with loss of key talent; risk associated with product liability claims; technology changes and potential security violations to the Company's information technology systems; Brady's ability to maintain compliance with its debt covenants; increase in our level of debt; potential write-offs of Brady's substantial intangible assets; unforeseen tax consequences; risk, associated with our ownership structure; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady's U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2013. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3 OVERVIEW COMMENTS F’14 Priorities: 1. Return WPS business to organic sales growth 2. Drive organic sales growth initiatives in IDS 3. Complete the sale of Die-Cut 4. Reduce cost structure through consolidation of manufacturing facilities 5. Relentless focus on our customers and converting sales opportunities into sales wins. 3

4 Q2 F’14 - FINANCIAL SUMMARY  Sales up 6.8% to $291.2M vs. $272.7M in Q2 of F’13. • Organic sales down 1.1%, PDC acquisition increased sales by 8.5%, and foreign currency decreased sales by 0.6%.  Gross profit margin of 48.9% in Q2 of F’14 compared with 52.0% in Q2 of F’13.  SG&A expense of $111.4M (38.3% of sales) in Q2 of F’14 vs. $109.9M (40.3% of sales) in Q2 of F’13.  Net earnings (loss) from continuing operations of $10.5M in Q2 of F’14 vs. $(10.7M) in Q2 of F’13. • Non-GAAP Net Earnings from Continuing Operations* was $13.4M in Q2 of F’14 vs. $19.6M in Q2 of F’13.  Net earnings (loss) from continuing operations per Class A Diluted Nonvoting Share was $0.20 in Q2 of F’14 vs. $(0.21) in Q2 of F’13. • Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share* was $0.25 in Q2 of F’14 vs. $0.38 in Q2 of F’13. * Non -GAAP Net Earnings from Continuing Operations and Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items are non-GAAP measures. See slides #20 and #21.

5 F’14 GUIDANCE F’14 Diluted EPS from Continuing Operations $1.55 to $1.75 (excluding restructuring charges). Guidance Assumptions – Continuing Operations: • Organic sales from continuing operations to range from a slight contraction to low single-digit growth for the full fiscal 2014. • Full-year income tax rate in the mid-to-upper 20% range. • Full-year depreciation and amortization expense of approximately $45M to $50M. • Full-year restructuring charges of approximately $22M. • Full-year capital expenditures of approximately $40M ($10 million related to facility consolidation activities). • Free cash flow of approximately 110 - 120% of net income.

6 SALES OVERVIEW $273 $256 $272 $270 $272 $273 $302 $311 $308 $291 $150 $200 $250 $300 $350 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Organic Sales 5.1% (0.7%) 0.9% 1.9% (0.8%) (1.8%) (4.8%) (2.1%) (2.1%) (1.1%) • (1.1%) organic sales decline. • 8.5% growth from the acquisition of PDC. • (0.6%) decrease due to currency translation.  ID Solutions – Organic growth of 2.5%  Workplace Safety – Organic decline of (6.8%)  Die-Cut – Business is all in discontinued operations and excluded from reported sales amounts. Q2 F’14 SALES: Q2 F’14 SALES COMMENTARY: SALES (Millions of USD)

7 GROSS PROFIT MARGIN & SG&A EXPENSE 7 $99 $95 $98 $100 $99 $110 $112 $107 $113 $111 36.3% 37.3% 36.2% 37.3% 36.4% 40.3% 37.2% 34.4% 36.7% 38.3% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% $50 $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 GROSS PROFIT & GPM% (Millions of USD) SG&A & SG&A as % of SALES (Millions of USD)  GPM of 48.9% in Q2 of F’14 compared to 52.0% in Q2 of F’13.  Excluding PDC, the Q2 F’14 GPM would have been 50.5% and the Q2 F’13 GPM would have been 53.4%.  Negative mix and pricing pressure in Workplace Safety along with costs from facility consolidation activities driving the reduced gross profit margin. GROSS PROFIT MARGIN:  SG&A up from $109.9M in Q2 of F’13 to $111.4M in Q2 of F’14.  Excluding PDC from both periods, SG&A expense would have been $99.9M in Q2 of F’14 and $101.1M in Q2 of F13. SG&A EXPENSE: $150 $141 $150 $147 $150 $142 $159 $158 $158 $143 55.0% 55.4% 55.5% 54.8% 55.2% 52.0% 52.7% 50.8% 51.3% 48.9% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14

8 NET EARNINGS & EPS FROM CONTINUING OPERATIONS – Non-GAAP*  Q2 F’14 Non-GAAP net earnings from continuing operations* of $13.4M compared to $19.6M in Q2 of F’13.  Q2 F’14 Non-GAAP diluted EPS from continuing operations* of $0.25 compared to $0.38 in Q2 of F’13. $28 $27 $29 $30 $26 $20 $29 $28 $23 $13 $0 $15 $30 $45 $60 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 $0.53 $0.51 $0.56 $0.57 $0.51 $0.38 $0.55 $0.54 $0.44 $0.25 $0.00 $0.20 $0.40 $0.60 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 8 NET EARNINGS FROM CONTINUING OPERATION,S EXCLUDING CERTAIN ITEMS* (Millions of USD) Q2 F’14 – Non-GAAP Earnings* Q2 F’14 – Non-GAAP EPS* * Non -GAAP Net Earnings from Continuing Operations and Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share are non-GAAP measures. See slides #20 and #21. NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED NONVOTING SHARE, EXCLUDING CERTAIN ITEMS*

9 (millions of USD) 3 Mos. Ended Jan. 31, 2014 6 Mos. Ended Jan. 31, 2014 Cash Balance - Beginning of Period 81.9$ 91.1$ Cash Flow from Operating Activities 16.2 41.8 Capital Expenditures (8.5) (17.6) Proceeds from Sales of Businesses - - Repurchase of Stock - - Dividends (10.3) (20.4) Debt (Repayments) Borrowings - Net (2.8) (26.8) Effect of Exchange Rate on Cash (2.9) 1.1 Other 5.5 9.9 Cash Balance - January 31, 2014 79.1$ 79.1$ CASH GENERATION  Cash flow from operating activities of $16.2M in Q2 of F’14.  Cash used in the current quarter for dividend payments and capital expenditures. SIGNIFICANT CASH FLOWS:

10 DEBT & EBITDA 2.3 2.2 2.0 1.8 1.8 1.8 1.6 1.6 1.6 2.0 1.7 1.7 1.6 1.7 1.0x 1.5x 2.0x 2.5x Q 1 F' 11 Q 3 F' 11 Q 1 F' 12 Q 3 F' 12 Q 1 F' 13 Q 3 F' 13 Q 1 F' 14 GROSS DEBT / TTM EBITDA*  January 31, 2014 Cash = $79M, Debt = $288M (net debt = $209M), and TTM EBITDA of $172.4M.  Net Debt/EBITDA* = 1.2x STRONG BALANCE SHEET: GROSS DEBT (Millions of USD) $391 $384 $342 $316 $321 $438 $338 $313 $292 $288 $200 $250 $300 $350 $400 $450 $500 Q 1 F' 12 Q 2 F' 12 Q 3 F' 12 Q 4 F' 12 Q 1 F' 13 Q 2 F' 13 Q 3 F' 13 Q 4 F' 13 Q 1 F' 14 Q 2 F' 14 * EBITDA is a non -GAAP measure. See appendix for the reconciliation of net income to EBITDA.

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Link360 App Improves Lockout/Tagout Procedure Development:
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DANGER

11

12 IDENTIFICATION SOLUTIONS Q2 F’14 vs. Q2 F’3 PERFORMANCE (Millions of USD) Q2 F’14 Q2 F’13 Change Sales $194.7 $ 168.2 + 15.8% Segment Profit 37.5 34.6 + 8.3% Segment Profit % 19.3% 20.6% - 1.3 pts SALES & SEGMENT PROFIT % (Millions of USD) $164 $149 $161 $160 $162 $168 $197 $211 $210 $195 25.5% 24.7% 25.3% 25.0% 27.5% 20.6% 23.7% 22.9% 24.3% 19.3% 0.0% 10.0% 20.0% 30.0% $0 $50 $100 $150 $200 $250 $300 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14  Revenues up 15.8%:  Organic=+2.5%, Fx= (0.5%), Acq=+13.8%  Organic revenue growth in EMEA and Asia- Pacific and approximately flat in North America and Brazil.  Segment profit up 8.3% due to the acquisition of PDC.  Excluding PDC, segment profit would have been $31.7M (20.4% of sales) in Q2 of F’14 and $33.2M (21.8% of sales) in Q2 of F’13. Q2 F’14 SUMMARY:  Modest economic growth in the U.S. and Asia- Pacific with improving economic conditions in Europe.  Low single-digit organic sales growth for the balance of F’14. OUTLOOK:

13 WORKPLACE SAFETY  Revenues down (7.7%):  Organic= (6.8%), Fx= (0.9%)  Australia impacted by weak economy, but beginning to show improvement; organic sales declined 8% in Q2 of F’14.  The Americas and EMEA business impacted by reduced catalog advertising and continued competition; organic sales declined 9% and 5% respectively in Q2 of F’14. Q2 F’14 SUMMARY:  Organic sales down in the 3rd quarter and returning to growth sometime in Q4 of F’14.  Investing in: • Best-in-class online/digital • Enhanced product offerings • Enhanced industry-specific expertise for workplace safety critical industries • Dynamic pricing strategies • Increased catalog advertising in all major geographies. OUTLOOK: Q2 F’14 vs. Q2 F’13 PERFORMANCE (Millions of USD) Q2F’14 Q2 F’13 Change Sales $ 96.5 $ 104.5 - 7.7% Segment Profit 14.7 23.6 - 37.8% Segment Profit % 15.2% 22.6% - 7.4 pts SALES & SEGMENT PROFIT % (Millions of USD) $109 $106 $111 $109 $110 $104 $105 $100 $98 $96 27.7% 26.9% 26.3% 26.8% 25.4% 22.6% 22.3% 20.5% 18.8% 15.2% 0% 10% 20% 30% $0 $50 $100 $150 $200 $250 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14

14 WPS – STRATEGIC FOCUS AREAS 14 1. Expand focus on e-commerce 2. Expand offering of workplace safety products 3. Enhance industry-specific expertise 4. Adjusting competitiveness 5. Increasing catalog advertising in all major geographies.

15 INVESTOR RELATIONS Brady Contact: Aaron Pearce Investor Relations 414-438-6895 Aaron_Pearce@Bradycorp.com See our web site at www.investor.bradycorp.com

16 2014 2013 Change Sales 291.2$ 272.7$ 18.5$ Gross Margin 142.5 141.8 0.7 % of Sales 48.9% 52.0% (3.1) pts Research and Development (8.5) (8.2) (0.3) Selling, General and Admin. (111.4) (109.9) (1.5) % of Sales (38.3%) (40.3%) (2.0) pts Restructuring Charges (4.3) (1.9) (2.4) Operating Income 18.3 21.8 (3.5) Interest and Other (3.4) (3.5) 0.1 Income Taxes (4.4) (29.0) 24.6 Net Earnings from Continuing Operations 10.5$ (10.7)$ 21.2$ % of Sales 3.6% (3.9%) 7.5 pts Earnings from Continuing Operations per Class A Nonvoting Common Share 0.20$ (0.21)$ 0.41$ Net Earnings from Continuing Operations, Excluding Restructuring (Non-GAAP measure)* 13.4$ 19.6$ (6.2)$ % of Sales 4.6% 7.2% (2.6) pts Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share, Excluding Restructuring (Non-GAAP measure)* 0.25$ 0.38$ (0.13)$ Three Months Ended January 31, TOTAL COMPANY INCOME STATEMENTS COMPARABLE INCOME STATEMENTS (Millions of USD) * Non -GAAP Net Earnings from Continuing Operations, Excluding Restructuring and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Restructuring are non-GAAP measures. See appendix.

17 DEBT STRUCTURE 17 (Thousands of USD) Int. Rate Fixed vs. Variable Jan. 31, 2014 Balance July 31, 2013 Balance Revolver Borrowings (due Feb. 2017): USD-denominated (L+1.125) 1.24% Variable 9,000$ 39,000$ China Borrowings: USD-denominated note payable 1.48% Variable 14,946 11,613 Private Placements: USD-denominated 2004 Series 5.14% Fixed 18,750 18,750 USD-denominated 2006 Series 5.30% Fixed 78,429 78,429 USD-denominated 2007 Series 5.33% Fixed 65,485 65,485 EUR-denominated 2010 Series (7-yr.) 3.71% Fixed 40,665 39,900 EUR-denominated 2010 Series (10-yr.) 4.24% Fixed 60,998 59,850 TOTAL DEBT 288,273$ 313,027$

HISTORICAL QUARTERLY FINANCIAL RESULTS

(All non-EPS amounts in millions of USD)	F'12				F'13				F'14	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Sales	**$ 273.6**	**$ 255.7**	**$ 272.0**	**$ 270.2**	**$ 272.0**	**$ 272.7**	**$ 302.5**	**$ 310.6**	**$ 307.5**	**$ 291.2**
Gross margin	**150.5**	**141.5**	**150.9**	**148.1**	**150.2**	**141.9**	**159.4**	**157.9**	**157.8**	**142.5**
% of Sales	55.0%	55.3%	55.5%	54.8%	55.2%	52.0%	52.7%	50.8%	51.3%	48.9%
Research and development	(8.5)	(8.8)	(8.2)	(9.0)	(7.9)	(8.2)	(8.1)	(9.4)	(8.6)	(8.4)
Selling, general and administrative	(99.2)	(95.1)	(98.1)	(100.3)	(99.1)	(109.9)	(111.9)	(107.0)	(112.7)	(111.4)
% of Sales	(36.3%)	(37.2%)	(36.0%)	(37.1%)	(36.4%)	(40.3%)	(37.0%)	(34.4%)	(36.7%)	(38.3%)
Restructuring charges	-	-	(2.0)	(4.1)	-	(1.9)	(8.5)	(15.6)	(6.8)	(4.3)
Operating income	42.7	37.6	42.7	34.7	43.2	21.8	30.9	(178.5)	29.7	18.3
Earnings (loss) from continuing operations	**$ 27.9**	**$ 26.6**	**$ 27.7**	**$ 21.4**	**$ 26.3**	**$ (10.7)**	**$ 21.7**	**$ (175.6)**	**$ 18.1**	**$ 10.5**
Earnings (loss) from continuing operations per Class A Nonvoting Common Share (GAAP measure)	**$ 0.53**	**$ 0.51**	**$ 0.52**	**$ 0.41**	**$ 0.51**	**$ (0.21)**	**$ 0.42**	**$ (3.41)**	**$ 0.35**	**$ 0.20**
Restructuring charges	-	-	0.03	0.05	-	0.03	0.13	0.22	0.09	0.05
PDC acquisition-related expenses	-	-	-	-	-	0.08	-	-	-	-
Non-cash income tax charges	-	-	-	0.11	-	0.49	-	0.08	-	-
Impairment charges	-	-	-	-	-	-	-	3.71	-	-
Reversal of restricted stock grant expense	-	-	-	-	-	-	-	(0.05)	-	-
Earnings from continuing operations per Class A Nonvoting Common Share (Non-GAAP measure)	**$ 0.53**	**$ 0.51**	**$ 0.56**	**$ 0.57**	**$ 0.51**	**$ 0.38**	**$ 0.55**	**$ 0.54**	**$ 0.44**	**$ 0.25**

BRADY
WHEN PERFORMANCE MATTERS MOST™
18

EBITDA RECONCILIATION

EBITDA - Total Company

('000s of USD)

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings (loss) before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2014				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings	$ 23,929	$ 16,424			$ 40,353
Interest expense	3,721	3,676			7,397
Income taxes	11,129	2,933			14,062
Depreciation and amortization	10,878	11,464			22,342
EBITDA (non-GAAP measure)	$ 49,657	$ 34,497			$ 84,154

	Fiscal 2013				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings (loss)	$ 27,188	$ (8,684)	$ 4,233	$ (177,271)	$ (154,534)
Interest expense	4,163	4,406	4,186	3,886	16,641
Income taxes	13,481	30,626	7,595	(4,417)	47,285
Depreciation and amortization	10,392	11,654	14,576	12,103	48,725
Intangible asset write-down in restructuring charges	—	—	3,207	—	3,207
Loss on write-down of assets held for sale	—	—	15,658	—	15,658
Impairment charges	—	—	—	204,448	204,448
EBITDA (non-GAAP measure)	$ 55,224	$ 38,002	$ 49,455	$ 38,749	$ 181,430

19

20 2014 2013 2014 2013 10,517$ (10,671)$ 28,652$ 15,620$ Cost of goods sold: Purchase accounting expense related to inventory — 949 — 949 Selling, general and administrative: PDC acquisition-related expenses — 2,959 — 2,959 Restructuring charges 2,843 1,316 7,552 1,316 Non-cash income tax charges related to PDC funding — 25,000 — 25,000 13,360$ 19,553$ 36,204$ 45,844$ Net Earnings from Continuing Operations Excluding Certain Items: Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items: Three Months Ended January 31, Six Months Ended January 31, Net Earnings (loss) from Continuing Operations (GAAP measure) Net Earnings from Continuing Operations Excluding Certain Items (non- GAAP measure) NON-GAAP NET EARNINGS FROM CONTINUING OPERATIONS 20 Reconciliation of Non-GAAP Net Earnings from Continuing Operations (‘000s of USD)

21 NON-GAAP NET EARNINGS FROM CONTINUING OPERATIONS PER DILUTED CLASS A NONVOTING SHARE 21 Reconciliation of Non-GAAP Net Earnings from Continuing Operations per Diluted Class A Nonvoting Share 2014 2013 2014 2013 $ 0.20 $ (0.21) $ 0.55 $ 0.30 Cost of goods sold: Purchase accounting expense related to inventory — 0.02 — 0.02 Selling, general and administrative: PDC acquisition-related expenses — 0.06 — 0.06 Restructuring charges 0.05 0.03 0.14 0.03 Non-cash income tax charges related to PDC funding — 0.49 — 0.49 Common Share Excluding Certain Items (non-GAAP measure) 0.25$ 0.38$ 0.69$ 0.89$ Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items: Three Months Ended January 31, Six Months Ended January 31, Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Common Share (GAAP measure)